UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2025

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
262 N. University Ave.
Farmington, Utah 84025
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Update on NYSE Listing
PACS Group, Inc. (the “Company”) is announcing that on September 9, 2025, the New York Stock Exchange (“NYSE”) Listing Operations Committee agreed to provide the Company with an additional trading period through November 19, 2025, subject to reassessment on an ongoing basis, to regain compliance with Section 802.01E of the NYSE’s Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria.
The Company previously announced that it was unable to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (collectively, the “Delinquent Filings”), respectively, due to an ongoing independent investigation by the Company’s independent Audit Committee. In addition, the Company previously announced that (i) its condensed combined/consolidated financial statements as of March 31, 2024, and for the three months then ended, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2024 (as amended on May 21, 2024) and (ii) its condensed combined/consolidated financial statements as of June 30, 2024, and for the three and six months then ended, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2024 (collectively, the “Prior Financial Statements”) should no longer be relied upon.
The Company is working diligently to restate the Prior Financial Statements and file the Delinquent Filings and intends to regain compliance with Section 802.01E of the NYSE’s Listed Company Manual as soon as feasible and within the granted additional period. The NYSE informed the Company that the NYSE will monitor the Company and its progress towards filing the Delinquent Filings.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements.” These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Statements concerning the Company’s future are forward-looking statements, and are based on management’s current expectations, assumptions and beliefs about the Company’s business, financial performance, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the timing of the restatement and its ability to file the Delinquent Filings. Forward-looking statements convey the Company’s expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, and that could cause the Company’s actual results to materially and adversely differ from those expressed in any forward-looking statement, including the outcome of any ongoing government or internal investigations, risks associated with litigation, and the other risks described in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2024 and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: September 10, 2025	By:	/s/ Jason Murray
Jason Murray
Chief Executive Officer